SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                --------------

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934



                           Sistersville Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



                 Delaware                               31-1516424
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(State of incorporation or organization)      (IRS Employer Identification No.)



 726 Wells Street
 Sistersville, West Virginia                                26175
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(Address of principal executive offices)                  (Zip Code)


If this  Form  relates  to the  registration of a   If this  Form  relates  to the registration  of a
class  of debt  securities  and is  effective       class  of debt securities  and  is to  become
upon  filing pursuant  to  General  Instruction     effective  simultaneously  with the
A(c)(1)  please  check the  following  box.         effectiveness  of a concurrent  registration
|_|                                                 statement under the Securities Act of 1933
                                                    pursuant to General Instruction A(c)(2)
                                                    please check the following box.  |_|


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE


        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
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                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered

      The information set forth under the captions "Description of Capital Stock" and "Certain Restrictions on Acquisition of the Company" in the registrant's Prospectus included in Part I of the registrant's Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on March 11, 1997 (File No. 333-23147), is hereby incorporated by reference in response to this Item 1. Information set forth under the captions "Description of Capital Stock" and "Certain Restrictions on Acquisition of the Company" contained in a prospectus relating to SEC File No. 333-23147 and subsequently filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit                       Description
-------                       -----------

   1                          Copies of the last Annual Report filed pursuant to
                              Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Act") or if unavailable, the latest registration statement filed pursuant to Section 12(b) or (g) of the Act, or pursuant to the Securities Act of 1933. (Incorporated by reference to the Registration Statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended, on March 11, 1997, file number 333-23147).

   2* Copies of all current, quarterly, or semi-annual reports filed pursuant to Section 13 or 15(d) of the Act since the end of the fiscal year, or if none, since the effective date of the latest registration statement so filed.

   3* Copies of the latest definitive proxy statement or information statement filed pursuant to Section 14 of the Act.

   4 Copies of the charter and bylaws, or other instruments corresponding thereto, and any other documents defining the rights of holders of securities. (Incorporated by reference to Exhibits 3(i) (Certificate of Incorporation) and 3(ii) (Bylaws) of the Exhibits to the Registration Statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended, March 11, 1997, file number 333-23147).

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*  Not applicable or does not apply to registrant.

Exhibit                       Description
-------                       -----------

   5 Specimens or copies of each security to be registered (Incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended,  on  March  11,  1997,  file  number 333-
                              23147).

   6*                         Copies  of  the  last  Annual Report submitted to
                              stockholders   by   the   registrant   or   its
                              predecessors.


------------------------
*  Not applicable or does not apply to registrant.

                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    SISTERSVILLE BANCORP, INC.



Date: May 7, 1997                   By /s/ Stanley M. Kiser
                                       ---------------------
                                       Stanley M. Kiser
                                       (Duly authorized representative)